Pages where confidential treatment has been requested are stamped “Confidential Treatment

Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.23F

THIRTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This THIRTEENTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement, as amended hereby. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	Schedule F, of the Agreement, DATA COMMUNICATION SERVICES, Subsection I entitled “Direct Connect into the CSG’s Data Center,” shall be deleted in its entirety and replaced with the following:

I.	Direct Connect into the CSG Data Center

If Customer chooses to *** *** *** ******* ******** (each a “Direct Connect Circuit”) into the CSG Data Center and/or CSG’s BCP Recovery Data Center, there are charges associated with this type of connectivity. CSG will provide secure access to the CSG network once the Direct Connect Circuit has been run into the CSG Data Center.

These Direct Connect Circuits may or may not utilize CSG provided local access resources.

If Customer elects to run one or more Direct Connect Circuit(s) into the CSG Data Center, then *** ******** **** ****** *********** *** *** *********** ** **** ********** ** **** ** *** *********** ** *** ********* ********** **** **** **********, ***** ********* *** *******, *** ** *** ******* **, *******, ********, *** *********, *** *** **** ******* ******* ****** ****** ** ******** ** ******* ************ *** **** ********** ** ***’* ********* ******** *** **** ******* ************ ****** *** *** **** ******. *** **** ********** **** **** ************ *** ** *******:

• ****** ******* ************ ***		*****
• ****** ******* ******* ******* ***	*****	***** **
• ******** - ****** ******* ******* ****** ** *** ******** **** ****** ******* ***		*****
• *** ******** ***** ******	*****

Note: All direct connections must be reviewed and approved by the CSG Network Engineering team.

In consideration of the direct connect fees set forth herein, CSG will provide all managed data center services in connection with the Direct Connect Circuits. Such services include, among other things, facilities such as floor, rack, power, and hands and feet support, on a 24/7 basis.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

***** ********* ** ***’* *** ******** **** ******, *** ** ********** ******, *********, *** *** ******* **, *** ****** ******* ************ ***, ****** ******* ******* ******* *** ** ******* *** *** ****** ******* ******* ****** ** ***’* *** ******** **** ******.

2.	Schedule F, of the Agreement, DATA COMMUNICATION SERVICES, shall be amended to add a new Subsection III entitled “Circuit Pricing,” which, upon implementation of the new Customer Circuits, shall replace the previous fees as follows; and further it being understood and agreed that Items 1, 2 and 3. below are included solely for the purpose of conforming Schedule F with the provisions of the Fourth Amendment to the Agreement:

DATA COMMUNICATION SERVICES

III. Circuit Pricing

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1. ****** ******* ************ *** ***** ** ***** **	***-****	**,***.**
2. ****** ******* ******* ******* *** *** *** *** ***** **** ********* **** ********’* ******** *****-***** ************ *******, ********, ***, *** ********* ** ***’* **** ****** **** ***** ***** **	*******	****.**
3. ******** - ****** ******* ******* ****** ** *** ******** **** ****** - *** *** ***** **** ***** ***** **	*******	****.**
4. ************ *** ***** ** ***** **	***-****	**,***.**
5. ******* ******* ******* *** ***** **	*******	***,***.**

**** *: *** ****** *********** **** ** ******** *** ******** ** * *** ********.

**** *: *** ***-**** ****** ******* ************ *** *** **** ****** ** ******** ** ****** ** ************* ********, ***** **** **, ****.

**** *: *** ******* ****** ******* ******* *** ******** *** *** **** ***** ***** ********* ** **** ********. ************** ** *** **** ***** ** ******** ** *** ****** ** ************* ********, ***** **** **, ****.

**** *: *** **** ************* *********** **** ** ******** *** ******** ** * *** ********.

**** *: ******* ******* ******* ******** *** ********* ******** ** ** ******** ** ***:

•	****** **** ********’* **** **** **** ***’* **** ******** ********* *** ******** *******

•	******* *********** ** ******* **** **** ******* **** ***** **** ******

•	******* *********** ** *** *** ***’* **** **** ************ **** ******

3.	In the event CSG requests Customer to relocate network services that utilize CSG’s access infrastructure due to technology, vendor or capacity changes within the access structure, Customer agrees to comply with CSG’s request within *** ******* ****** ***** **** or as requested by CSG, whichever is greater.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK LLC (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Michael K. McClaskey	By:	/s/ Michael J. Henderson

Name:	Michael K. McClaskey	Name:	Michael J. Henderson

Title:	Senior Vice President and Chief Information Officer	Title:	EVP Sales & Marketing

Date:	5-6-11	Date:	5/9/11

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